Guinness Atkinson Funds

                                   Prospectus

                                 April 28, 2003



          Asia Focus Fund

          China & Hong Kong Fund

          Global Innovators Fund*

                    * (formerly KNOWN AS Wired(R) Index Fund)



This Prospectus covers three different Funds currently offered by Guinness Atkinson Funds. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus.


The Securities and Exchange Commission has not approved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.



Guinness Atkinson Funds

Prospectus

April 28, 2003



                                Table of Contents

Asia Focus Fund................................................................3
China & Hong Kong Fund.........................................................9
Global Innovators Fund........................................................15
Risks of Investing in Our Funds...............................................21
Fund Management...............................................................25
Shareholder Guide.............................................................26
Financial Highlights..........................................................36


The  Advisor  of  the  Guinness   Atkinson  Funds  is  Guinness  Atkinson  Asset
Management, LLC. Throughout this Prospectus, the Advisor is often referenced to as "we" or "us".




ASIA FOCUS FUND
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Asia Focus Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Asia Focus Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian companies. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund considers an issuer of securities to be an Asian Company if: (i) it is organized under the laws of a country in Asia and has a principal office in a country in Asia; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Asia ; or (iii) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia.

Under normal market conditions the Fund will invest in at least four different countries. These countries include but are not limited to:


Mainland China, Hong Kong, Taiwan, South Korea, Singapore, Thailand, Malaysia, Philippines, Vietnam, Indonesia, India, Pakistan, Bangladesh, and Sri Lanka.

Under normal market conditions the Fund intends to invest in approximately 35 to
40  stocks.   The  Fund  manager  will  invest  in   securities  of  all  market
capitalization companies including companies in emerging markets.

The Fund's investment policies and strategies may be changed by the Fund's Board of Trustees without providing 60 days' prior notice to shareholders.

When current market, economic, political or other conditions are unstable for the Fund's investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective. However, the Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

PRINCIPAL RISKS

The Asia Focus Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a Fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

     o    the Asian stock markets decline in value;

     o    Asian stocks fall out of favor with investors;

     o the Fund has difficulty selling Asian smaller capitalization or emerging market stocks during a down market due to lower liquidity;

     o    the value of Asian currencies declines relative to the U.S. dollar;

     o    a foreign government expropriates the Fund's assets;

     o political, social or economic instability in Asia causes the value of the Fund's investments to decline; or

     o the Fund Manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.


The Fund is a non-diversified fund. It may hold larger positions in a relatively small number of stocks. This may make the Fund's performance more volatile than would be the case if it had a more diversified investment portfolio.



ANNUAL RETURNS AND PERFORMANCE TABLE

[BAR CHART]
1997  -30.77%
1998  -30.83%
1999   42.43%
2000  -45.74%
2001   19.77%
2002   -6.15%

The Annual Returns bar chart demonstrates the risks of investing in the Asia Focus Fund by showing changes in the Fund's performance from December 31, 1997 through December 31, 2002. The following table also demonstrates these risks by showing how the Fund's average annual returns compare with those of the MSCI AC Far East Free Ex Japan Index (a broad measure of market performance for the region in which the Fund invests). Past performance, before or after taxes, is not indicative of future performance.*

The Fund's year-to-date return as of March 31, 2003 was -4.31%. During the period shown in the bar chart, the best performance for a quarter was 40.59% (for the quarter ended 6/30/99). The worst performance was -37.39% (for the quarter ended 12/31/97).

------------------------------------------- -------- ----------- ---------------
Average Annual Returns as of 12/31/02       One Year  Five Year  Since Inception
                                                                    4/29/96
------------------------------------------- -------- ----------- ---------------
Asia Focus Fund:

   Return Before Taxes                         -6.15%    -9.69%    -10.68%
   Return After Taxes on Distributions(1) -6.15% -9.74% -10.76% Return After Taxes on Distributions and
        Sale of Fund Shares(1)                 -3.78%    -7.42%     -7.94%

------------------------------------------- -------- ----------- ---------------
MSCI AC Far East Free Ex Japan Index (2)       -10.98%   -4.78%    -12.29%
--------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. This index is not available for investment and does not incur expenses.

* The performance information presented above includes the management of the Fund to achieve long-term capital appreciation for investors by investing primarily in equity securities of smaller capitalization issuers that are located in Asia , as well as through investments primarily in equity securities of Asian companies that have medium to large market capitalizations, the Fund's present investment policy. The Fund adopted its present policy on December 27, 2001. The performance information presented may have been different if the Fund's investments had been managed to invest primarily in equity securities of Asian companies that are not necessarily small capitalization companies.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Asia Focus Fund:

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)                                               None
Maximum Deferred Sales Charge (Load):                                  None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:                                               None
30-Day Redemption(1):                                                  2.00%
Exchange Fee:                                                          None
Maximum Account Fee:                                                   0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees:                                                       1.00%
Distribution Fees:                                                     None
Other Expenses:                                                        1.62%
Total Annual Fund Operating Expenses:                                  2.62%
Expenses Reimbursed to Fund (2):                                       0.64%
Net Expenses (2)
(expenses actually incurred by the Fund)                               1.98%


(1) You will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.

(2) The Fund's manager is contractually obligated to cap the Fund's Total Annual Operating Expenses at 1.98% through April 25, 2004. For the fiscal year ended December 31, 2002, the Fund's former manager waived 0.64%of Management Fees from the Fund.



Example:
This example is intended to help you compare the cost of investing in the Asia Focus Fund with the cost of investing in other mutual funds.

The Example assumes that:

     o you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;

     o    your investment has a 5% return each year; and

     o    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

      1 Year                3 Years              5 Years            10 Years
       $201                  $754                $1,333              $2,907

In this example, your costs of investing in the Fund for 1 year reflect the amount you would pay after we reimburse the Fund for some or all of the Other Expenses. Your costs of investing in the Fund for 3, 5 and 10 years reflect the amount you would pay if we did not reimburse the Fund for some or all of the Other Expenses. We are currently under no obligation to cap expenses for any period beyond April 25, 2004.



CHINA & HONG KONG FUND
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

PRINCIPAL INVESTMENT STRATEGIES

The China & Hong Kong Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the following types of equity securities:

     o equity securities of companies that are primarily traded on the China or Hong Kong exchanges; or

     o equity securities of companies that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which are listed and traded elsewhere.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund normally invests at least 65% of its total assets in companies listed on the Hang Seng Composite Index, with the actual weightings of the Hang Seng Composite Index companies held in the Fund's portfolio normally higher than that. Those companies may be of any size.

When current market, economic, political or other conditions are unsuitable for the China & Hong Kong Fund's investment objective, the China & Hong Kong Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective. However, the Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

PRINCIPAL RISKS

The China & Hong Kong Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a Fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

     o    the Hong Kong and/or China stock markets decline in value;

     o    China and/or Hong Kong stocks fall out of favor with investors;

     o the Fund has difficulty selling Asian smaller capitalization or emerging market stocks during a down market due to lower liquidity;

     o    a stock or stocks in the Fund's portfolio do not perform well;

     o    the value of Chinese currencies declines relative to the U.S. dollar;

     o    the Chinese government expropriates the Fund's assets;

     o political, social or economic instability in China causes the value of the Fund's investments to decline; or

     o the Fund Manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

The Fund is a non-diversified fund. It may hold larger positions in a relatively small number of stocks. This may make the Fund's performance more volatile than would be the case if it had a more diversified investment portfolio. See "Risks of Investing" for a more detailed discussion of the risks associated with investing in this Fund.

ANNUAL RETURNS AND PERFORMANCE TABLE
[BAR CHART]

1995   20.45%
1996   34.38%
1997  -20.34%
1998  -15.27%
1999   66.27%
2000   -6.97%
2001  -23.45%
2002  -12.85%

The Annual Returns bar chart demonstrates the risks of investing in the China & Hong Kong Fund by showing changes in the Fund's performance from December 31,1995 through December 31, 2002. The Fund's year-to-date return as of March 31, 2003 was -1.18%. The following table also demonstrates these risks by showing how the Fund's average annual returns compare with those of the Hang Seng Index and the Hang Seng Composite Index (a broad measure of market performance for the region in which the Fund invests). Past performance, before or after taxes, is not indicative of future performance.

During the period shown in the bar chart, the best performance for a quarter was 32.16% (for the quarter ended 12/31/99). The worst performance was -28.32% (for the quarter ended 12/31/97).

------------------------------------------- ----------- ------------ -----------------
Average Annual Returns as of 12/31/02        One Year    Five Year    Since Inception
                                                                           6/30/94
------------------------------------------- ----------- ------------ -----------------
China & Hong Kong Fund
   Return Before Taxes(1)                      -12.85%      -2.65%         0.47%
   Return After Taxes on Distributions         -12.85%      -3.44%        -0.66%
   Return After Taxes on Distributions and
   Sale of Fund Shares(1)                       -7.89%      -2.40%         -0.09%

------------------------------------------- ----------- ------------ -----------------

Hang Seng Index(2)                             -18.23%      -2.83%         0.69%
Hang Seng Composite Index(3)                   -16.06%      -2.13%         1.09%
------------------------------------------- ----------- ------------ -----------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Hang Seng Index is a barometer of the Hong Kong Stock Market. The Index comprises 33 constituent stocks, whose aggregate market cap accounts for about 70% of the total market capitalization of the Stock Exchange of Hong Kong Limited.


(3) The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on average market capitalization for past 12 months. The China & Hong Kong Fund changed its benchmark from Hang Seng Index to the Hang Seng Composite Index. The Adviser believes that the Hang Seng Composite Index more accurately reflects the market sectors in which the Fund invests.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the China & Hong Kong Fund:

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)                                               None
Maximum Deferred Sales Charge (Load):                                  None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:                                               None
30-Day Redemption:(1)                                                  2.00%
Exchange Fee:                                                          None
Maximum Account Fee:                                                   0.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees:                                                       1.00%
Distribution Fees:                                                      None
Other Expenses:                                                        1.02%
Total Annual Fund Operating Expenses:                                  2.02%
Expenses Reimbursed to Fund(2):                                        0.04%
Net Expenses(2)
(expenses actually incurred by the Fund):                              1.98%


(1) You will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.

(2) Effective April 28, 2003, the Fund's manager is contractually obligated to cap the Fund's Total Annual Fund Operating Expenses at 1.98% through April 25, 2004. The expense information in the table has been restated to reflect current fees. Without the expense cap, the Annual Fund Operating Expenses would be 2.02%.


Example:
This example is intended to help you compare the cost of investing in the China & Hong Kong Fund with the cost of investing in other mutual funds.

The Example assumes that:

     o you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;

     o    your investment has a 5% return each year; and

     o    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

      1 Year                3 Years               5 Years              10 Years
       $201                  $630                 $1,084                $2,345


In this example, your costs of investing in the Fund for 1 year reflect the amount you would pay after we reimburse the Fund for some or all of the other expenses. Your costs of investing in the Fund for 3, 5 and 10 years reflect the amount you would pay if we did not reimburse the Fund for some or all of the other expenses. We are currently under no obligation to cap expenses for any period beyond April 25, 2004.




GLOBAL INNOVATORS FUND
(formerly known as Wired(R) Index Fund)

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The  Global  Innovators   Fund's  investment   objective  is  long-term  capital
appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to obtain its investment objectives through focused investment in securities of companies that the adviser believes are positioned from one or more of the following: advances in technology, advances in communications, globalism or innovative management.

The Global Innovators Fund, when investing in companies that are positioned for advances in technology, communications, globalism or innovative management, will not be restricted to U.S. based companies. The Fund will consider all companies in the world's developed stock markets, such as the United Kingdom and other stock markets in the European union. The Fund may consider investments in the Far East, such as Japan, Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand. Other markets such as Australia, New Zealand, South Africa, Canada and Mexico may also be considered.

During unusual economic or business circumstances as determined by the manager, the Fund may adopt a temporary defensive position and invest a portion or its entire portfolio in Money Market Instruments. To the extent the Fund is invested in Money Market Instruments for defensive purposes the Fund's investment objective may not be achieved.

The Fund's Board of Trustees may change the Fund's investment policies and strategies without providing 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Global Innovators Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money under any of the following circumstances:

     o    the Fund declines in value;

     o the Fund has difficulty selling smaller capitalization stocks during a down market due to lower liquidity;
     o    foreign stock markets in which the Fund invests decline in value;

     o foreign stocks in which the Fund invests fall out of favor with investors;

     o the value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;

     o    a foreign government expropriates the Fund's assets;

     o political, social or economic instability in the countries in which the Fund invests causes the value of the Fund's investments to decline;


     o    technology  or  telecommunication   stocks  fall  out  of  favor  with
          investors;

     o technology companies lose money due to intense pricing pressure or high capital investment costs; or

     o the Fund Manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

--------------------------------------------------------------------------------

The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change. The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as changes in interest rates, currency values, economic growth rates, savings rates, inflation rates as well as non-economic factors such as political events. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established.

The Global Innovators Fund is non-diversified which means that, compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

See "Risks of Investing" for a more detailed discussion of the risks associated with investing in this Fund.



ANNUAL RETURNS AND PERFORMANCE TABLE

[BAR CHART]
1999   68.68%
2000  -16.78%
2001  -29.05%
2002  -31.13%

The Annual Returns bar chart shows changes in the Global Innovators Fund's (formerly the Wired(R) Index Fund) performance from December 31, 1999 through December 31, 2002. Effective April 28, 2003, the Wired (R) Index Fund changed its name to the Guinness Atkinson Global Innovators Fund. The investment objective of the Global Innovators Fund is different than that of the Wired (R) Index Fund. Unlike the Wired(R) Index Fund, the Global Innovators Fund will be actively managed and may invest in companies that may not be a part of the Wired(R) Index. The bar chart does not reflect any sales charges that you may be required to pay when you sell shares. If sales charges were reflected, returns would be lower than those shown. The following table shows the Fund's average annual returns compare with those of a broad based securities market index. Past performance, before or after taxes, is not indicative of future performance.

The performance information presented below reflects management of the Fund to achieve long-term capital appreciation for investors by investing primarily in equity securities of companies that comprise the Wired(R) Index. On April 28, 2003, the Fund changed its investment policy to make investments primarily in companies that the Adviser believes are positioned to benefit from advances in technology, advances in communications; globalism; or innovative management, rather than the non-fundamental investment policy implemented prior to April 28, 2003. The performance information presented may have been different if the Fund's investments had been managed under present investment policies.

The Fund's year-to-date return as of March 31, 2003 was -2.90%. During the period shown in the bar chart, the best performance for a quarter was 40.06% (for the quarter ended 12/31/99). The worst performance was -29.68% (for the quarter ended 9/30/01).

--------------------------------------------- -------------- ------------------
Average Annual Returns as of 12/31/02            One Year     Since Inception
                                                                  12/15/98
--------------------------------------------- -------------- ------------------
GLOBAL INNOVATORS FUND
   (formerly Wired(R) Index Fund)

   Return Before Taxes                           -31.13%        -6.39%

                                     (1)
   Return After Taxes on Distributions           -31.14%        -6.97%


   Return After Taxes on Distributions
                             (1)
       and Sale of Fund Shares                   -19.12%        -5.02%

--------------------------------------------- -------------- ------------------

NASDAQ COMPOSITE INDEX                           -31.53%        -9.64%

Wired(R)Index(2)                                 -22.11%        -4.74%
--------------------------------------------- -------------- ------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Wired(R) Index was created by Wired(R) magazine to ". . . track the growth of the companies that are building the new economy - not just (high tech companies), but a broad range of enterprises that are using technology, networks, and information to reshape the world." (Wired, June
     1998).
     Wired(R)magazine is not an affiliate of Guinness AtkinsonAsset Management, LLC

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund:

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)                                               None
Maximum Deferred Sales Charge (Load):                                  None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:                                               None
30-Day Redemption:(1)                                                  1.00%
Exchange Fee:                                                          None
Maximum Account Fee:                                                   0.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees:                                                       0.90%
Distribution Fees:                                                     None
Other Expenses:                                                        1.13%
Total Annual Fund Operating Expenses:                                  2.03%
Expenses Reimbursed to Fund:(2)                                        0.15%
Net Expenses(2)
(expenses actually incurred by the Fund):                              1.88%

(1) You will be charged a 1% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.
(2) The Fund's manager is contractually obligated to cap the Fund's Total Annual Fund Operating Expenses at 1.88% through April 25, 2004. Pursuant to an Investment Advisory Agreement, the Fund will pay an advisory fee of 0.90% on the first $100 million in assets, 0.75% on the next $100 to $500 million, and 0.60% on assets over $500 million. For the fiscal year ended December 31, 2002, the Fund's former manager waived 0.68% of the Management Fees from the Fund.

     As of April 28, 2003, the Fund became actively managed and it no longer operates as an index fund. Due to the additional costs involved in actively managing the Fund, the Fund's expense cap was increased from 1.35% to 1.88%. Thus, the amount waived by the former manager may have been different if the Fund's investments had been managed at the higher expense cap amount.

Example:

     This example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds.

The Example assumes that:

     o you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;

     o    your investment has a 5% return each year; and

     o    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

        1 Year              3 Years           5 Years            10 Years
        $191                $622              $1,079             $2,347

In this example, your costs of investing in the Fund for 1 year reflect the amount you would pay after we reimburse the Fund for some or all of the Other Expenses. Your costs of investing in the Fund for 3, 5 and 10 years reflect the amount you would pay if we did not reimburse the Fund for some or all of the Other Expenses. We are currently under no obligation to cap expenses for any period beyond April 25, 2004.

WIRED INDEX SERVICE MARK AND REGISTERED TRADEMARK

"WIRED INDEX" is a service mark, and "WIRED" a registered trademark, of Advance Magazine Publishers Inc. ("Advance"), used with permission of Advance. Wired Magazine and Advance make no representation or warranty, express or implied, to Guinness Atkinson or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Wired Index to track any aspect of market performance. Wired Magazine will continue to determine the composition of the Index without regard to Guinness Atkinson or the Fund, and Wired Magazine has no obligation to take the needs of Guinness Atkinson or investors in the Fund into consideration in determining or composing the Index. Advance does not guarantee the quality, accuracy, currency, and/or the completeness of the index or any data included therein. Advance makes no warranty, express or implied, as to the results to be obtained by Guinness Atkinson, investors in the fund, or any other person or entity from the use of the wired index or any data included therein connection with the fund or for any other use. Advance makes no express or implied warranties, and hereby expressly disclaims all warranties, or merchantability or fitness for a particular purpose or use with respect to the wired index or any data included therein. Without limiting any of the foregoing, in no event shall advance have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


RISKS OF INVESTING IN OUR FUNDS
RISKS OF INVESTING

As with all mutual funds, investing in our Funds involves certain risks. We cannot guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of our Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk. We discuss these investment techniques in detail in the Statement of Additional Information. To reduce risk, the Funds are subject to certain limitations and restrictions, which we also describe in the Statement of Additional Information.

You should consider the risks described below before you decide to invest in our Funds. Risks of Investing in Mutual Funds The following risks are common to all mutual funds and therefore apply to all our Funds:

     o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.
     o Portfolio Turnover Risk. We may trade actively and frequently to achieve a Fund's goals. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Fund's costs which would affect the Fund's performance over time. The risks apply to the Asia Focus Fund, China & Hong Kong Fund and the Global Innovators Fund.

RISKS OF INVESTING IN FOREIGN SECURITIES

The following risks are common to mutual funds that invest in foreign securities and therefore apply to all our Funds:

     o Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.
     o Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where it is traded. The Funds' Net Asset Values are denominated in U.S. Dollars. The exchange rate between the U.S. Dollar and most foreign currencies fluctuates; therefore the Net Asset Value of a Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which a Fund's stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. Dollars.
     o Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.
     o Market Concentration. Many foreign stock markets are more concentrated than the U.S. stock market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign stock market than a single company or group of companies would on the U.S. stock market. o Expropriation Risk. Foreign governments may expropriate a Fund's investments either directly by restricting the Fund's ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government.

All of the risks apply to the Asia Focus Fund, China & Hong Kong Fund and the Global Innovators Fund.

RISKS OF  INVESTING IN ASIA

The following risks are common to all mutual funds that invest in Asia, and therefore apply to all our Funds that invest in Asia:

     o Currency Devaluation. Over 1997 and 1998, the values of many Asian currencies declined because corporations in these Asian countries had to buy U.S. Dollars to pay large U.S. Dollar denominated debts. The decline in the value of the currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the effected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations.

     o Political Instability. The economic reforms that Asian nations are instituting under the guidelines of the International Monetary Fund
          (IMF) could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

     o Foreign Trade. Asian nations tend to be very export-oriented. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper Asian exports, which would hurt the profits of Asian exporters.

All of the risks apply to the Asia Focus Fund, China & Hong Kong Fund and the Global Innovators Fund.

RISKS OF  INVESTING IN THE CHINA & HONG KONG FUND

The following additional risks apply to the China & Hong Kong Fund:
     o    political instability may arise as a result of indecisive leadership;

     o    hard line Marxist Leninists might regain the political initiative;

     o social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

     o the threat of armed conflict exists over the unresolved situation concerning Taiwan.

RISKS OF INVESTING IN COUNTRY SPECIFIC

Funds The above risks apply to our China & Hong Kong Fund to a greater extent because the investments of these Funds are not diversified across many countries.

RISKS OF INVESTING IN SMALL CAP COMPANIES

The following risks are common to all mutual funds that invest in small capitalization companies (those with a market value of less than U.S. $1 billion), and therefore apply to all our Funds that invest in small cap stocks:
As a general rule, investments in stock of small cap companies are more risky than investments in the stock of larger companies (those with a market value of greater than U.S. $1 billion) for the following reasons, among others:

     o Limited Product Line. Small cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;
     o Illiquidity. The stock of small cap companies may be traded less frequently than that of larger companies; and
     o Limited Resources. Small cap companies have more limited financial resources.

All of the risks apply to the Asia Focus Fund, China & Hong Kong Fund and the Global Innovators Fund.

RISKS OF INVESTING IN TECHNOLOGY/TELECOMMUNICATION COMPANIES

Technology or telecommunication companies are subject to special risks. Because of the increasing rate of technological innovation, the products of technology companies are subject to intense pricing pressure and may become obsolete at a more frequent rate than other types of companies. In addition, such companies tend to be capital intensive and as a result, may not be able to recover all capital investment costs.

All of the risks apply to the Asia Focus Fund, China & Hong Kong Fund and the Global Innovators Fund.

RISK OF INVESTING IN NON-DIVERSIFIED FUND

The Guinness Atkinson Funds are "non-diversified" funds. This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make the Fund's performance more volatile than would be the case if it had a more diversified investment portfolio.


FUND MANAGEMENT
On April 28, 2003, Guinness Atkinson Asset Management, LLC took over as advisor from the former advisor, Investec Asset Management U.S. Limited ("Investec"). Investec was the advisor from June 30, 2000 until April 25, 2003.

GUINNESS ATKINSON
Guinness Atkinson Asset Management, LLC ("Guinness Atkinson") is the new investment advisor for the Guinness Atkinson Funds. Guinness Atkinson supervises all aspects of the Funds' operations and advises the Funds, subject to oversight by the Fund's Board of Trustees. For providing these services, the Funds pay Guinness Atkinson an annual 1% advisory fee for the Asian equity funds and an annual 0.90% or less advisory fee for the Global Innovators Fund. The fee paid by each Fund for investment advisory services to Guinness Atkinson are identical to the fees previously paid to Investec.

Guinness Atkinson Asset Management, LLC ("Guinness Atkinson") is a Delaware limited liability corporation with offices in the United States and London. The U.S office is located at 2020 East Financial Way, Suite 100, Glendora, CA 91741. Guinness Atkinson's London offices are located at 19 Lord North Street, Westminster, London, SW1P 3LD.


PORTFOLIO MANAGEMENT
ASIA FOCUS FUND
Edmund Harriss, Lead Manager. Mr. Harriss was previously a portfolio manager with Investec. He joined Investec in July 1993 as a Marketing Executive and transferred to the Far East Desk in 1994. He has assisted with the management of the China & Hong Kong Fund since November 1994. He was named a co-manager in early 1998. Previously, from 1991 to 1993, he was the Assistant to the Managing Director at a computer software company, PP Systems Ltd. of Salisbury, England. Mr. Harriss is an Associate Member of the Institute of Management & Research.


Timothy W.N. Guinness, Co-Manager. See biography under Global Innovators Fund.


CHINA & HONG KONG FUND

Edmund Harriss, Lead Manager.  See biography under Asia Focus Fund.


Timothy W.N. Guinness, Co-Manager. See biography under Global Innovators Fund.


GLOBAL INNOVATORS FUND (formerly the Wired(R) Index Fund)

Timothy W.N. Guinness. Mr. Guinness is currently Chairman and Chief Investment Officer of Guinness Atkinson Management, LLC.. Prior to that, he was Chief Investment Officer and Joint Chairman of Investec Asset Management. From 1997 to 1999, he was Chief Executive Officer of Investec. He has also served as Chief Executive Officer of Guinness Flight Hambro Asset Management Limited, London, England.

Edmund Harriss, Co-Manager.  See biography under Asia Focus Fund.

SHAREHOLDER GUIDE: YOUR ACCOUNT WITH GUINNESS ATKINSON FUNDS
Investment Minimums
The minimum initial investments are:

TYPE OF ACCOUNT
--------------------------------------------------------------------------------

Regular (new investor)                                                 $2,500

Regular (Guinness Atkinson Funds shareholders)                         $1,000

Retirement                                                             $1,000

Gift                                                                   $  250

Pre-authorized investment plan
(Initial and installment payments)                                     $  100

Additional investments
 (We may reduce or waive the minimum investment                        $  250
  requirements in some cases.)



OVERVIEW OF ACCOUNTS WE OFFER
--------------------------------------------------------------------------------

       Regular                                         Retirement
       -------                                         ----------
       o Individual                                    o Roth IRA
       o Joint Tenant                                  o Regular IRA
       o UGMA/UTMA                                     o Rollover IRA
       o Trust                                         o Roth Conversion
       o Corporate                                     o SEP IRA
                                                       o 401 (k)
                                                       o 403 (b)

PURCHASING, EXCHANGING & SELLING

How to Purchase, Exchange, and Sell Shares
The Transfer Agent is open from 9 a.m. to 4 p.m. Eastern Time for purchase, redemption and exchange orders. Shares will be purchased, exchanged and redeemed at NAV per share. Transactions will only occur on days the New York Stock Exchange is open. For trades in the Global Innovators Fund, the transfer agent must receive your request by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) to receive the NAV of that day. If your request is received after the close of the New York Stock Exchange, it will be processed the next business day. With respect to the Asia Focus Fund and China & Hong Kong Fund this cut-off time is 9:30 a.m. Eastern Time, meaning that purchase, exchange and redemption orders must be received by that time to be processed that day. The phone number you should call for account transaction requests is
(800) 915-6566.

First American Prime Obligations Fund

Guinness Atkinson does not operate a money market fund, however you may purchase or exchange shares of the First American Prime Obligations Fund through Guinness Atkinson. U.S. Bancorp Asset Management, Inc. advises the First American Prime Obligations Fund. Their address is 800 Nicollet Mall, Minneapolis, Minnesota 55402. You may only purchase shares of First American Prime Obligations Fund if it is available to residents of the state in which you reside. Please read the prospectus of the First American Prime Obligations Fund before you decide to invest. You may request a First American Prime Obligations Fund prospectus by calling (800) 915-6566.

PURCHASING

How to Purchase Shares

You may purchase shares of any Guinness Atkinson Fund or the First American Prime Obligations Fund by mail, wire or use the Automatic Investment Plan. You may exchange shares of any Guinness Atkinson Fund for shares of another Guinness Atkinson Fund or the First American Prime Obligations Fund by mail or phone. A broker may charge you a transaction fee for making a purchase for you.

Mail

TO PURCHASE BY MAIL, YOU SHOULD:

     o    Complete and sign the account application;

     o To open a regular account, write a check payable to: "Guinness Atkinson Funds";

     o To open a retirement account, write a check payable to the custodian or trustee; and o Send your account application and check or exchange request to one of the following addresses:

FOR REGULAR MAIL DELIVERY:

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR AN OVERNIGHT DELIVERY:

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

WIRE

To purchase by wire, call the Transfer Agent at (800) 915-6566 between 9 a.m. and 4 p.m. Eastern Time on a business day to get an account number and detailed instructions. You must then provide the Transfer Agent with an original signed application. Instruct your bank to send the wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA #042000013
Credit: U.S. Bancorp Fund Services
Account #112-952-137
Further Credit: Guinness Atkinson Funds
(Shareholder Account #, Shareholder Name)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for delays resulting from the banking or Federal Reserve wire systems. You will receive the NAV from the day that your wired funds have been received by the Fund or the Transfer Agent. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.


TELEPHONE
You can make additional investments into your account by telephone by first checking the appropriate box on your account application form authorizing telephone purchases. If your account has been open for at least 15 days, call the Fund toll free at (800) 915-6566 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

Automatic Investment Plan: If you intend to use the Automatic Investment Plan, you may open your account with an initial minimum investment of $2,500. Once an account has been opened, you can make additional purchases of shares of the Fund through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Fund. You can make automatic monthly, quarterly or annual purchases of $250 or more into the Fund. The Fund may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the Account Application or contact the Fund at
(800) 915-6566.

INVESTMENT BROKER OR DEALER
You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus. Purchase Order Cut-Off. We may cease taking purchase orders for the Funds at any time when we believe that it is in the best interest of our current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile.

EXCHANGING AND REDEEMING
How to Exchange and Redeem Shares. You may exchange or redeem shares by mail or telephone. When you exchange shares, you sell shares of one Guinness Atkinson Fund and buy shares of another Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange or redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared, which may take up to 15 calendar days. Redemptions will be processed only on a day during which the New York Stock
Exchange is open for business. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below. Requests to exchange shares are processed at the NAV next calculated after we receive your request in proper form.

MAIL:
To exchange or redeem by mail, please:

     o    Provide your name and account number;

     o Specify the number of shares or dollar amount and the Fund name or number;
     o To exchange shares, specify the name of the Fund (either another Guinness Atkinson Fund or the First American Prime Obligations Fund) you want to purchase;

     o Sign the redemption or exchange request (the signature must be exactly the same as the one on your account application). Make sure all parties that are required by the account registration sign the request; and

     o Send your request to the appropriate address as given under purchasing by mail.

TELEPHONE:

You may redeem or exchange your shares of your Guinness Atkinson Fund by telephone if you authorized telephone redemption on your account application. To exchange or redeem by telephone, call the Transfer Agent at (800) 915-6566 between the hours of 9 a.m. and 4 p.m. Eastern Time on a day the New York Stock Exchange is open for business. For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you. You will be notified if we refuse telephone redemption or exchange. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange request by mail or overnight courier.

WIRE:
You may have the proceeds of the redemption request wired to your bank account for redemptions of $500 or more. Please provide the name, location, ABA or bank routing number of your bank and your bank account number. Payment will be made within 3 business days after the Transfer Agent receives your written or telephone redemption request. There is a $15 fee for redemption by wire.

Systematic Withdrawal Plan. If you own or are purchasing shares of the Fund having a current value of at least $1,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis. You may establish this Plan by completing this section on the Account Application or by calling the Fund at (800) 915-6566. Notice of all changes concerning this Plan must be received by U.S. Bancorp Fund Services at least two weeks prior to the next scheduled payment.

Signature Guarantee. If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent's records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Fund in advance by calling (800) 915-6566.

ADDITIONAL EXCHANGE/REDEMPTION INFORMATION
Redemption Fee. You will be charged a redemption fee of 1% of the value of the shares being redeemed if you redeem your shares of the Global Innovators Fund within 30 days of purchase. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Asia Focus Fund and China & Hong Kong Fund within 30 days of purchase. There will not be a redemption fee if the shares were acquired through reinvestment of distributions. Redemptions are on a first-in, first-out basis. The redemption fee will be waived if the fee is equal to or less than .10% of the total value of the redemption.

Small Accounts. To reduce our expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions. You will be given 30 days prior written notice of this redemption. During that period, you may purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for the loss as well as a service charge imposed by the Funds' Transfer Agent in the amount of $25. This delay can be avoided by purchasing shares by wire or certified bank checks.

Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to four. Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.


Please note that in compliance with the USA Patriot Act of 2001, the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Fund's Transfer Agent at (800) 915-6566 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action they deem reasonable or required by law.


FINANCES
Net Asset Value. The NAV per share of the Global Innovators Fund is determined at the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time). The NAV per share of the Asia Focus Fund and China & Hong Kong Fund are determined as of 9:30 a.m. Eastern Time on each day the New York Stock Exchange is open for business.

The NAV is calculated by 1) subtracting a Fund's liabilities from its assets and then 2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by or under the supervision of the Funds' officers under methods authorized by the Board of Trustees.

Dividends and Capital Gains Distributions. All Funds distribute all or most of their net investment income and net capital gains to shareholders. Dividends (investment income) for all the Funds are normally declared and paid annually, in December. Net Capital Gains for all Funds are normally distributed in December. When calculating the amount of capital gain for a Fund, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Guinness Atkinson Fund. You may authorize either of these options by calling the Transfer Agent at (800) 915-6566 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution. Buying Before a Dividend. If you purchased shares of a Fund on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and represents, in substance, a return of basis (your cost); however you will be subject to Federal income taxes on this distribution.

Tax Issues. The following tax information is based on tax laws and regulations in effect on the date of this Prospectus. These laws and regulations are subject to change. Shareholders should consult a tax professional for the tax consequences of investing in our Funds as well as for information on state and local taxes which may apply. A statement that provides the Federal income tax status of the Funds' distributions will be sent to shareholders promptly at the end of each year.

     o Distributions to Shareholders. Distributions to shareholders fall into two tax categories. The first category is ordinary income distributions. Ordinary income distributions are distributions of net investment income, including dividends, foreign currency gains and short-term capital gains. The second category of distribution is capital gains distributions. Capital gains distributions are distributions of a Fund's net long-term capital gain it receives from selling securities within its portfolio. Short-term capital losses are used to offset long-term capital gain. You have to pay taxes on both distributions even though you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.

     o Gain or Loss on Sale of Shares of a Fund. You may recognize either a gain or loss when you sell shares of your Fund. The gain or loss is the difference between the proceeds of the sale (the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss, to the extent of the amount of capital gain dividend received on such shares, that can be used to offset short-term capital gains on those shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

     o Foreign Source Income and Withholding Taxes. Some of the Funds' investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meet certain legal requirements, they may elect to "pass-through" these foreign taxes to shareholders. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

Distribution Plan. The Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. Under this plan, no separate payments from the Fund's assets are authorized. We must use fee revenues or other resources to pay the expenses of shareholder servicing and record keeping. We may also make payments from these sources to third parties, including affiliates and independent contractors, for these types of services.



FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR ASIA FOCUS FUND

This financial highlights table is intended to help you understand the Asia Focus Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Ernst & Young LLP audited this information. Ernst & Young's report along with further detail on the Fund's financial statements are included in the 2002 annual report, which is available upon your request.

For a capital share outstanding throughout the period

                                                      Year Ended December 31,
                                              2002    2001     2000    1999    1998
---------------------------------------------------- ------- -------- ------ --------


Net asset value, beginning of year            $6.18   $5.16   $9.51   $6.73    $9.73

Income from Investment Operations:

Net investment income (loss)                 (0.05)   0.01    (0.00)   0.05    0.06
Net realized and unrealized gain
    (loss) on investments                    (0.37)   1.01    (4.35)   2.81   (3.06)

                                             ------- ------- -------- ------ --------

Total from investment operations             (0.42)   1.02    (4.35)   2.86   (3.00)

                                             ------- ------- -------- ------ --------
Less Distributions:

From net investment income                     --      --      --     (0.08)    --

                                             ------- ------- -------- ------ --------

Total distributions                            --      --      --     (0.08)    --

                                             ------- ------- -------- ------ --------

                                              0.04     --      --      --       --

                                             ------- ------- -------- ------ --------

Net asset value, end of year                  $5.80   $6.18   $5.16   $9.51    $6.73

                                             ------- ------- -------- ------ --------

Total return                                 (6.15)% 19.77%  (45.74)% 42.43% (30.83)%

Ratios/Supplemental Data:

Net assets, end of year (millions)            $16.5   $17.1   $14.2   $37.7    $49.4

Ratio of Expenses to Average Net Assets:

Before fees waived                            2.62%   3.08%   2.67%   2.39%    2.31%
After fees waived                             1.98%   1.98%   1.98%   1.98%    1.98%

Ratio of Net Investment Income (Loss)
   to Average Net Assets:
Before fees waived                           (1.26)% (0.89)% (0.71)%  0.07%    0.52%
After fees waived                            (0.62)%  0.21%  (0.02)%  0.48%    0.85%
Portfolio turnover rate                      188.96% 43.91%   61.77%  67.24%  48.95%



FINANCIAL HIGHLIGHTS FOR CHINA & Hong Kong Fund

This financial highlights table is intended to help you understand the China & Hong Kong Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Ernst & Young LLP audited this information. Ernst & Young's report along with further detail on the Fund's financial statements are included in the 2002 annual report, which is available upon your request.

For a capital share outstanding throughout the period

                                                            Year Ended December 31,
                                                      2002    2001     2000   1999   1998
------------------------------------------------------------ -------- ------ ------ --------


Net asset value, beginning of year                   $11.67   $15.75  $17.65 $10.77  $12.91

Income from Investment Operations:

Net investment income                                 0.13     0.09    0.05   0.23    0.15
Net realized and unrealized gain (loss)
    on investments                                   (1.66)   (3.79)  (1.28)  6.91   (2.14)
                                                     ------- -------- ------ ------- -------

Total from investment operations                     (1.53)   (3.70)  (1.23)  7.14   (1.99)
                                                     ------- -------- ------ ------- -------
Less Distributions:

From net investment income                             --     (0.38)  (0.67) (0.26)  (0.15)
From net realized gains                                --       --      --     --      --
                                                     ------- -------- ------ ------- -------

Total distributions                                    --     (0.38)   0.67) (0.26)  (0.15)
                                                     ------- -------- ------ ------- -------

Redemption Fee Period                                 0.03      --      --     --      --
                                                     ------- -------- ------ ------- -------


Net asset value, end of year                          $10.17  $11.67  $15.75 $17.65  $10.77
                                                     ------- -------- ------ ------- -------

Total return                                         (12.85)% (23.45)% (6.97)% 66.27% (15.27)%
Ratios/Supplemental Data:
Net assets, end of year (millions)                    $56.9   $76.8   $118.5  $163.4   $146.8
Ratio of Expenses to Average Net Assets:              2.02%   1.85%    1.76%   1.86%    1.89%
Ratio of Net Investment Income to Average             1.08%   0.56%    0.13%   1.45%    1.60%
    Net Assets:
Portfolio turnover rate                              60.95%  31.54%   38.83%  29.49%   86.59%



Financial Highlights for Global Innovators Fund (formerly known as Wired(R)Index
Fund)

This  financial  highlights  table is intended to help you understand the Global
Innovators  Fund's  financial   performance  for  the  past  5  years.   Certain
information reflects financial results for a single share of the Fund.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Ernst & Young LLP audited this information. Ernst & Young's report along with further detail on the Fund's financial statements are included in the 2002 annual report, which is available upon your request.

For a capital share outstanding throughout the period


                                                     Year Ended December 31,
                                                                                    12/15/98*
                                                                                     Through
                                              2002      2001      2000      1999     12/31/98
------------------------------------------ --------------------------------------------------
Net asset value, beginning of period        $13.04    $18.38    $23.52    $13.95     $12.50

Income from Investment Operations:

Net investment income (loss)                 (0.08)    (0.14)    (0.19)    (0.12)     0.00+
Net realized and unrealized gain
   (loss) on investments                     (3.98)    (5.20)    (3.45)     9.69       1.45
                                           --------- --------- --------- --------- ----------

Total from investment operations             (4.06)    (5.34)    (3.64)     9.57       1.45
                                           --------- --------- --------- --------- ----------
Less Distributions:

From net investment income                     --        --        --       0.00+      --
From net realized gains                        --        --      (1.50)      --        --
                                           --------- --------- --------- --------- ----------

Total Distributions                            --        --      (1.50)     0.00+      --
                                           --------- --------- --------- --------- ----------

Net asset value, end of period                $8.98    $13.04    $18.38    $23.52     $13.95
                                           --------- --------- --------- --------- ----------

Total return                                (31.13)%  (29.05)%  (16.78)%   68.68%    11.60%++

Ratios/Supplemental Data:

Net assets, end of period (millions)        $45.9     $79.3    $153.0    $164.0      $9.4
Ratio of Expenses to Average Net Assets:
Before fees waived and
   expenses absorbed or recouped              2.03%     1.46%     1.23%     1.38%     1.97%+
After fees waived and
   expenses absorbed or recouped              1.35%     1.35%     1.24%     1.35%     1.35%+
Ratio of Net Investment Income (Loss)
  to Average NetAssets:

Before fees waived and
   expenses absorbed or recouped             (1.34)%   (0.89)%   (0.79)%   (0.92)%    0.02%+
After fees waived and
   expenses absorbed or recouped             (0.66)%   (0.78)%   (0.80)%   (0.89)%    0.60%+
Portfolio turnover rate                      54.15%    50.03%    27.41%    39.82%     0.11%++

*  Commencement of operations.
+  Amount represent less than $0.01 per share.
+  Annualized.
++ Not Annualized.



Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and principal investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling Guinness Atkinson at (800) 915-6566 or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. or by visiting the SEC's World Wide Website at http://www.sec.gov. In addition, this information may be obtained for a fee by writing or emailing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102, email PUBLICINFO@SEC.GOV, or call (202) 942-8090 for information on the Funds.



Investment Company Act file no. 811-0836047

Contact Guinness Atkinson Funds

Website: www.gafunds.com


Email: mail@gafunds.com


Shareholder Services: 800-915-6566


Literature Request: 800-915-6565